Exhibit 99.1
28th Annual J.P. Morgan Healthcare Conference Molina Healthcare, Inc. J. Mario Molina, MD San Francisco January 12, 2010

Cautionary statement 2 Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This slide presentation, as well as our accompanying oral remarks, contain numerous "forward looking statements" related to future events, developments, plans, projections, or conditions. All of our forward-looking statements are based on our current expectations and assumptions. Actual results could differ materially due to numerous risks, uncertainties, and other factors, including: risks related to the Company's ability to accurately predict its final audited fourth quarter and full year 2009 financial results; risks related to the enactment of health care reform; and numerous other risk factors, including those discussed in our periodic reports and filings with the Securities and Exchange Commission. These reports can be accessed under the investor relations tab of our company website or on the SEC's website at www.sec.gov. No assurances can be given that any of the events anticipated by the forward-looking statements in our comments today will occur. All forward-looking statements made during today's presentation represent our judgment as of January 12, 2010, and we disclaim any obligation to update such statements.

Business Snapshot 3 Membership growth Our members in thousands Washington 334,000 California 351,000 New Mexico 94,000 Utah 69,000 Michigan 223,000 Ohio 216,000 Texas 40,000 Markets and members served - Q4 '09E Missouri 78,000 Florida 50,000 87% TANF 8% 5% AGED, BLIND & DISABLED MEDICARE <1% 87% TANF 8% 5% CHIP Note: E denotes estimate. The Company is currently in the process of finalizing its results for the fourth quarter and full year 2009. There can be no assurance that the Company's final results for the fourth quarter membership 2009 will be as specified above. All numbers are approximations.

Fourth Quarter 2009 Preliminary Financial Results 4 $809M 84.7% 11.3% 8.1% $8.7M $14.8M $0.55 26.8M Premium Revenue Medical Care Ratio G&A Ratio Core G&A Ratio (excluding Premium Tax) Depreciation & Amortization Net Income Diluted EPS Diluted Shares Outstanding 4Q '08 $962M 87.2% 12.3% 8.2% $9.6M ($2.6M)-($6.4M) ($0.10)-($0.25) 25.7M 4Q '09 E $153M 2.5% 1.0% 0.1% $0.9M ($17.4M)-($21.2M) ($0.65)-($0.80) (1.1M) Change Note: E denotes estimate. The Company is currently in the process of finalizing its results for the fourth quarter and full year 2009. There can be no assurance that the Company's final audited results for the fourth quarter and for fiscal year 2009 will be as specified above. The estimates of fourth quarter results as shown above constitute forward-looking statements and are subject to the risk that final audited results may vary. All numbers are approximations. (1) The Company's 4Q 2008 results reflect the adoption of ASC Subtopic 470-20. 1

Full Year 2009 Preliminary Financial Results 5 $3.1B 84.8% 11.1% 8.0% $33.7M $59.6M $2.15 27.8M Premium Revenue Medical Care Ratio G&A Ratio Core G&A Ratio (excluding Premium Tax) Depreciation & Amortization Net Income Diluted EPS Diluted Shares Outstanding 2008 $3.7B 86.7% 10.9% 7.6% $38.0M $29M-$33M $1.12-$1.26 26.0M 2009 E $0.6B 1.9% (0.2%) (0.4%) $4.3M ($26.6M)-($30.6M) ($0.89)-($1.03) (1.8M) Change Note: E denotes estimate. The Company is currently in the process of finalizing its results for the fourth quarter and full year 2009. There can be no assurance that the Company's final audited results for the fourth quarter and for fiscal year 2009 will be as specified above. The estimates of fourth quarter results as shown above constitute forward-looking statements and are subject to the risk that final audited results may vary. All numbers are approximations. (1) The Company's 2008 results reflect the adoption of ASC Subtopic 470-20. 1

6 Higher utilization due to widespread flu across Molina markets Higher emergency room costs Margin compression related to state budget shortfalls rate decreases in New Mexico and Washington Missouri pharmacy carve-out Enrollment growth and the higher costs associated with new members Higher general and administrative costs (core + premium taxes) Fourth Quarter 2009 Preliminary Financial Results The Company is currently in the process of finalizing its results for the fourth quarter and full year 2009. The Company plans to announce its complete audited results for the fourth quarter and full year 2009 on February 11, 2010.

2009-2010 Flu Season

United States Flu Activity (CDC)

Percentage of Influenza-Like Illness Visits


0.08
0.07
0.06
0.05
0.04
0.03
0.02
0.01
0
July
Septemb...
November
January
March
09 Q3
09 Q4
10 Q1
10 Q2

Note: CDC begins flu season tracking in September/October
Source: CDC (http://www.cdc.gov/flu/weekly/fluactivity.htm)

United States Flu Activity (GoogleFlu)

Number of Patients with Flu-Like Symptoms


8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
2008-2009
2009-2010
July
September
November
April
June
Q3
Q4
Q1
Q2

Note: Google begins flu season tracking in July
Source: Google Flu Trends (http://www.google.org/flutrends)

© 2010 Molina Healthcare, Inc.

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2009-2010 Flu Season in Molina Markets 8 Source: Google Flu Trends (http://www.google.org/flutrends) '09Q3 '09Q4 United States & Molina Top Membership Markets Number of Patients with Flu-Like Symptoms '10Q1 '10Q1 '10Q2 over 75% of Molina's membership resides in these states Flu activity has resulted in greater pharmacy and emergency room utilization.

Length of Enrollment (LOE) 9 As length of enrollment increases, the paid PMPM decreases. Costs tend to be higher in the early months of a member's enrollment history. 2 Note: E denotes estimate. The Company is currently in the process of finalizing its results for the fourth quarter and full year 2009. There can be no assurance that the Company's final results for the fourth quarter membership 2009 will be as specified above. All numbers are approximations. Excludes recent start up and acquisition states (Texas, Missouri and Florida) where historical cost information did not go far enough to incorporate into time series. Enrollment growth by state 2009E over 2008 1

0.7% 0.9% 1.6% Admin Expense Change - Q3 versus Q4 10 8.2% 4.1% 12.3% Core Admin Premium Tax Total Admin Q4E Change 7.5% 3.2% 10.7% Q3 Medicare Marketing Data Center Move Network Development Cost to serve new members / programs CA, OH, WA Increases Comments Note: E denotes estimate. The Company is currently in the process of finalizing its results for the fourth quarter and full year 2009. There can be no assurance that the Company's final audited results for the fourth quarter and for fiscal year 2009 will be as specified above. The estimates of fourth quarter results as shown above constitute forward-looking statements and are subject to the risk that final audited results may vary. All numbers are approximations.

Premium Tax Change – Q3 versus Q4[E]

	Dollars	(%)
Q3 Premium Tax (PT)	$29.1M	3.2%
Ohio PT Increase 5.5% to 7.7%	$4.8M	
California PT Reduced from 5.5% to 2.35%	($2.2M)	
California Retro PT 1/1/09 – 9/30/09	$4.5M	
Washington B&O Tax - Retro	$1.7M	
Other General Revenue Increases	$0.9M	
Q4 Premium Tax [E]	$38.8M	4.1%

Note: E denotes estimate. The Company is currently in the process of finalizing its results for the fourth quarter and full year 2009. There can be no assurance that the Company's final audited results for the fourth quarter and for fiscal year 2009 will be as specified above. The estimates of fourth quarter results as shown above constitute forward-looking statements and are subject to the risk that final audited results may vary. All numbers are approximations.

© 2010 Molina Healthcare, Inc.

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Restoration of California 12 1. Yolo County Our objectives in California are to restore our profitability and maintain a sustainable presence in the state. Every market is under evaluation. Exiting Access for Infants and Mothers (AIM) program effective July 2010 Provided state with notice of Yolo exit effective February 2010 2. Los Angeles County 3. San Diego County Completed assessment of 10 micromarkets in county and in the process of terminating high cost provider contracts Percent of all Medicaid eligilibles reside in California Why California makes sense: State stands to benefit from expansion of Medicaid and healthcare reform 1.Source: Centers for Medicare and Medicaid, Medicaid Managed Care Enrollment June 30, 2008.

CA Governor's Budget Summary 13 BUDGET SOLUTIONS PLAN B; if fed funds are lacking Eliminate the Healthy Families program Eliminate CalWorks Eliminate coverage for all optional beneficiaries Eliminate almost all optional Medi-Cal benefits Eliminate Prop 99 Programs (AIM, MRMIP) Eliminate transitional housing services for foster children Medi-Cal (Medicaid) Elimination of Medi-Cal for certain immigrants Elimination of adult day health care benefit Delay check write to institutional providers Savings from anti-fraud activities Other unspecified program changes Healthy Families (CHIP) Reduce eligibility threshold Eliminate vision coverage Premium increase IHSS limit provision of services CalWorks reductions Reductions in other programs (ie SSI/PPI) Impact to health and human services program is approximately $2.4B or 8%

Growth Strategy Leveraging technology to sustain growth The new Molina IT Operations Center is located in Albuquerque's Mesa Del Sol District and began operating in November 2009. 14 1. Leverage our core business Expand the business: Increased market penetration in existing markets Strategic acquisitions Entry into new markets or programs (risk & fee based) 3. Strive for operational excellence: Quality & accreditation Customer service Administrative cost control Technology

Healthcare reform 15 House and Senate have each passed a health care reform bill and key differences are being negotiated Both bills include expansions of Medicaid to higher income levels (150% of FPL in House bill, 133% of FPL in Senate) The House bill includes a public insurance option Negotiations between the House and Senate will focus on how each of the bills would be financed The next major move is expected by the House sometime in late January/early February

16 Molina 2010 Investor Day January 27, 2010 New York City www.molinahealthcare.com